SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):

                                 March 10, 2003

                 INTERACTIVE MOTORSPORTS AND ENTERTAINMENT CORP.
             (Exact name of registrant as specified in its charter)

                                     Indiana
                 (State or other jurisdiction of incorporation)

                              000-30771 87-0678630
           (Commission File No.) (I.R.S. Employer Identification No.)

                              5624 West 73rd Street
                             Indianapolis, IN 46278
                    (Address of principal executive officer)


                                 (317) 295-3500
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

     On March 10, 2003, Perfect Line, Inc. ("Perfect Line"), a subsidiary of the Registrant, Interactive Motorsports and Entertainment Corp. (the "Company"), issued notes in the aggregate principal amount of $700,000 (the "Notes") as part of a bridge loan financing transaction. The Notes were issued to four purchasers pursuant to a Note Purchase and Security Agreement, dated March 7, 2003. The Notes are secured by certain assets of Perfect Line and the Company has guaranteed Perfect Line's payment on the notes and performance of the obligations under the Note Purchase and Security Agreement. The Notes mature on December 31, 2003, and bear interest at the rate of 1.0 percent per month. Notes in the aggregate amount of $200,000 were issued to two executive officers of the Company and a company controlled by a director of the Company.

     Also, as additional consideration for the bridge loan transaction, the Company issued warrants for the purchase of an aggregate of 3,235,294 shares of the Company's Common Stock (the "Warrants"). The Warrants may be exercised for an exercise price of $0.17 per share on or before the earlier of June 30, 2004, or six months following payment in full of the bridge loan. The Warrants were issued to two of the Note purchasers, including one executive officer of the Company.

     Copies of the Note Purchase and Security Agreement and the form of the Notes and Warrants are attached as exhibits to this Current Report on Form 8-K.


Item 7. Financial Statements and Exhibits


(c)  Exhibits.

                    --------------------------------------- ---------------------------------------------------------
                                 Exhibit No.                                      Description
                    --------------------------------------- ---------------------------------------------------------
                    --------------------------------------- ---------------------------------------------------------
                                     10.1                   Note  Purchase  and Security  Agreement,  dated March 7,
                                                            2003
                    --------------------------------------- ---------------------------------------------------------
                    --------------------------------------- ---------------------------------------------------------
                                     10.2                   Form of Note and Schedule Identifying Material Details
                    --------------------------------------- ---------------------------------------------------------
                    --------------------------------------- ---------------------------------------------------------
                                     10.3                   Form of Common  Shares  Purchase  Warrant  and  Schedule
                                                            Identifying Material Details
                    --------------------------------------- ---------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  March 13, 2003

                          INTERACTIVE MOTORSPORTS AND
                          ENTERTAINMENT CORP.

                          By: /s/ Erik R. Risman
                              -------------------------------------------
                              Erik R. Risman, President

                                  EXHIBIT INDEX



------------------------------- ------------------------------------------------------------ -------------------------
         Exhibit No.                                    Description                              Incorporated by
                                                                                                Reference/Attached
------------------------------- ------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------ -------------------------
             10.1               Note Purchase and Security Agreement, dated March 7, 2003*           Attached
------------------------------- ------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------ -------------------------
             10.2               Form of Note and Schedule Identifying Material Details               Attached
------------------------------- ------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------ -------------------------
             10.3               Form  of  Common  Shares  Purchase   Warrant  and  Schedule          Attached
                                Identifying Material Details
------------------------------- ------------------------------------------------------------ -------------------------

*Schedules omitted.